UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2022
__________________

DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
__________________

Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
5.00% Mandatory Convertible Preferred Stock, Series B, without par value	DHR.PRB	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR/22A	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 24	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
    The Company’s annual meeting of shareholders was held on May 10, 2022. At the annual meeting, the Company’s shareholders voted on the following proposals:
1.    To elect the thirteen directors named in the Company’s proxy statement to terms expiring in 2023. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Rainer M. Blair	584,400,996	12,815,360	659,689	33,382,915
Linda Filler	489,079,141	107,647,340	1,149,564	33,382,915
Teri List	444,924,376	152,278,486	673,183	33,382,915
Walter G. Lohr, Jr.	405,844,176	191,353,475	678,394	33,382,915
Jessica L. Mega, MD, MPH	593,692,579	3,531,363	652,103	33,382,915
Mitchell P. Rales	579,632,770	17,577,041	666,234	33,382,915
Steven M. Rales	572,125,079	25,041,244	709,722	33,382,915
Pardis C. Sabeti, MD, D. Phil	594,117,808	3,091,884	666,353	33,382,915
A. Shane Sanders	454,786,279	142,399,273	690,493	33,382,915
John T. Schwieters	411,902,160	185,290,498	683,387	33,382,915
Alan G. Spoon	523,557,221	73,646,050	672,774	33,382,915
Raymond C. Stevens, PhD	590,048,862	7,144,222	682,961	33,382,915
Elias A. Zerhouni, MD	564,604,841	32,585,784	685,420	33,382,915

2.    To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The proposal was approved by a vote of shareholders as follows:

For	611,138,804
Against	19,138,122
Abstain	982,034
3.    To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	561,170,146
Against	35,745,911
Abstain	959,988
Broker Non-Votes	33,382,915
4.    To act upon a shareholder proposal requesting that Danaher amend its governing documents to reduce the percentage of shares required for shareholders to call a special meeting of shareholders from 25% to 10%. The proposal was rejected by a vote of shareholders as follows:

For	257,852,453
Against	339,026,638
Abstain	996,954
Broker Non-Votes	33,382,915

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	May 11, 2022	By:	/s/ James F. O’Reilly
James F. O’Reilly
Vice President, Deputy General Counsel and Secretary